UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 30, 2011

THE SHERIDAN GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-110441	52-1659314
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

11311 McCormick Road, Suite 260, Hunt Valley, Maryland  21031-1437

(Address of Principal Executive Offices) (Zip Code)

(410) 785-7277

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 30, 2011, The Sheridan Group, Inc. (the “Company”) issued a press release announcing its intention to offer, subject to market and other conditions, approximately $150 million aggregate principal amount of its senior secured notes due 2014 in a private placement solely to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this Current Report on Form 8-K (the “Current Report”), including without limitation statements regarding the Company’s financial position, business strategy and the plans and objectives of the Company’s management for future operations, are forward-looking statements. When used in this Current Report, words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, statements regarding the Company’s anticipated offering, including the amount and terms of the notes. The proposed offering is subject to market conditions, and the Company cannot assure that the offering will be completed on favorable terms, if at all. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations and liquidity of the Company as previously disclosed in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Title
99.1	The Sheridan Group, Inc. press release dated March 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2011	THE SHERIDAN GROUP, INC.

	By:	/s/ Robert M. Jakobe
Name: Robert M. Jakobe
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	The Sheridan Group, Inc. press release dated March 30, 2011